Exhibit 10.50

Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed.

Collaborative Research Agreement Amendment No. 7

This Amendment No. 7 is made and entered into as of the last date signed below (the “Amendment 7 Effective Date") to that certain Collaborative Research Agreement dated September 30, 2015 (as amended, the “Agreement”) by and between National Taiwan University at No. 1, Sec. 4, Roosevelt Road, Taipei, 10617 Taiwan (R.O.C) (hereinafter “NTU”) and PTC Therapeutics GT, Inc. (formerly Agilis Biotherapeutics), a Delaware corporation duly organized under law and having an address at 6 Kimball Lane, Suite 320, Lynnfield, Massachusetts, 01940 USA (hereinafter “COMPANY”). Capitalized terms herein shall have the meaning ascribed to them in the Agreement. To the extent of any conflict with the prior amendments to the Agreement, this Amendment 7supersedes the prior amendments.

WHEREAS, the COMPANY and NTU previously amended the agreement via Amendments 1 through 6. In Amendment 6, the COMPANY and NTU agreed to a further enroll additional patients for the AADC-011 Phase IIb Protocol studies and related research through December 31, 2020; and an additional research project and corresponding increases in the Budget for [**].

NOW, THEREFORE, the COMPANY and NTU wish to further amend the Agreement as follows:

1.	Extension of the Term:

Per Section 5 of the Agreement, the Parties hereby agree to a extend the Term Agreement from September 30, 2020 to December 31, 2021.

IN WITNESS WHEREOF, both NTU and COMPANY have executed this Amendment 7, in duplicate originals, electronic mail of PDFs or electronic signatures, by their respective and duly authorized officers on the day and year written.

[Signature Block to Follow]

PTC THERAPEUTICS GT, INC.	NATIONAL TAIWAN UNIVERSITY
Authorized Signature
By: /s/ Matthew Klein	By: /s/ Chung-Ming Kuan
Authorized Signature

Matthew Klein, MD, MS, FACS Chief Development Officer	Printed Name & Title

Date 14 Sept 2020	Date: